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                            EXHIBIT NO. 10.dd



                    DESCRIPTION OF FINANCIAL PLANNING AND
                       TAX PREPARATION SERVICES BETWEEN
            HUFFY CORPORATION AND CERTAIN OFFICERS AND EMPLOYEES



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                   DESCRIPTION OF TAX SERVICES ARRANGEMENT
               BETWEEN HUFFY CORPORATION AND CERTAIN EXECUTIVE
                         OFFICERS AND KEY EMPLOYEES
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Huffy Corporation provides certain executive officers and key employees with financial and tax planning services and tax return preparation services, utilizing the service of an independent public accounting firm (excluding Huffy Corporation's independent public accountants) and subject to specified maximum cost limitations.